UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) November 18, 2008

MERRIMAC INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-11201	22-1642321
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

41 Fairfield Place, West Caldwell, New Jersey	07006
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (973) 575-1300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 18, 2008, Merrimac Industries, Inc. (the “Company”) issued a press release announcing that the Company is restating its financial statements for the second quarter and six months ended June 28, 2008 and that its previously filed financial statements for the second quarter and six months ended June 28, 2008 should no longer be relied upon. The entire text of the press release is furnished as Exhibit 99.1.

On November 18, 2008, the Company issued a press release announcing results of operations for the third quarter and nine months ended September 27, 2008. The entire text of the press release is furnished as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Press release dated November 18, 2008 issued by Merrimac Industries, Inc., announcing the restatement of the financial statements for the second quarter and six months ended June 28, 2008.

99.2	Press release dated November 18, 2008 issued by Merrimac Industries, Inc., announcing results of operations for the third quarter and nine months ended September 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRIMAC INDUSTRIES, INC.

By:	/s/ Mason N. Carter
Name:	Mason N. Carter
Title:	President and Chief
Executive Officer

Date: November 18, 2008